UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21719

INVESTMENT MANAGERS SERIES TRUST
 (Exact name of registrant as specified in charter)

235 W. Galena Street
Milwaukee, WI 53212
 (Address of principal executive offices) (Zip code)

Constance Dye Shannon
UMB Fund Services, Inc.
235 W. Galena Street
Milwaukee, WI 53212
 (Name and address of agent for service)

(414) 299-2295
Registrant's telephone number, including area code

Date of fiscal year end: December 31

Date of reporting period: June 30, 2015

Item 1. Report to Stockholders.

The registrant’s semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

Investor Class (SEEDX)
Institutional Class (SEDEX)

SEMI-ANNUAL REPORT
June 30, 2015

Oakseed Opportunity Fund
a series of Investment Managers Series Trust

Table of Contents

Shareholder Letter	1
Schedule of Investments	6
Statement of Assets and Liabilities	10
Statement of Operations	11
Statements of Changes in Net Assets	12
Financial Highlights	13
Notes to Financial Statements	15
Expense Example	21

This report and the financial statements contained herein are provided for the general information of the shareholders of the Oakseed Opportunity Fund.  This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

www.oakseedfunds.com

Dear Fellow Shareholders,

For the six months ended June 30, 2015, the Oakseed Opportunity Fund’s Investor Class returned 0.91% and the Institutional Class gained 0.99% while the S&P 500 Index (with dividends) increased 1.23%. The equity markets during the first half of 2015 continued to be volatile following the turbulent second half of 2014 with the benchmark S&P 500 Index posting losses in three months: January, March, and June. As discussed in prior shareholder letters the Fund has been positioned defensively, allowing it to outperform during those three months but also causing it to lag during the market’s positive returns in February, April, and May. The net result was the Fund’s Investor Class and Institutional Class Shares trailing the S&P 500 Index by 0.32% and 0.24%, respectively, although with less volatility than the benchmark during the reported period.

The largest dollar profit contributors for the Fund were Gilead Sciences, Teva Pharmaceuticals, and American International Group. Gilead’s strong operating results allayed investor concerns regarding new competition for its hepatitis C drugs as well as reimbursement pressure from managed care and government payers. While future growth is expected to moderate given difficult year over year comparisons as Gilead’s hepatitis C drugs begin their second year of sales, we believe the long-term return potential is still quite attractive with the drugs’ approval in Japan, an underappreciated pipeline, savvy management, and a valuation of 11 times earnings.

Teva announced on April 21, 2015 its interest in acquiring Mylan, a rival pharmaceutical company for $43 billion or $82 per share. Immediately rebuffed, Teva is currently in the midst of a hostile takeover complicated by Mylan’s own hostile bid for pharmaceutical company Perrigo. We have been encouraged by the progress Teva has made in improving operations and managing the competitive threat of generic substitutes for Copaxone, Teva’s branded drug for multiple sclerosis representing 50% of operating profits. While we suspect at the appropriate price an acquisition of Mylan would yield substantial benefits to Teva shareholders, a key risk in almost any hostile takeover is the possibility of overpaying in order to consummate the transaction. As a result, and in conjunction with Teva’s stock price moving into the low to mid-$60 range, we elected to reduce Teva as the Fund’s largest holding at December 31, 2014 to a 1.9% position at June 30, 2015. Teva has been the largest dollar profit contributor to the Fund since its purchase at Fund inception and all profits realized were long-term capital gains.

American International Group continued to improve operating results under new management with profit margins increasing more than expected in its Property & Casualty operations. In addition, the company aggressively repurchased shares during the period and estimates for roughly $10 billion in annual stock buybacks over the next several years could potentially lead to significant growth in earnings per share. We find the stock compelling at 12 times earnings with such a favorable outlook and expect the multiple to expand further as the company realizes its goals over time.

The largest dollar losses during the past six months came from our positions in Yahoo!, Qualcomm, and Twenty-First Century Fox. We have written extensively about Yahoo! in past letters as it has alternated from being the largest dollar profit winner in 2013, to one of the largest losers at six months ended June 30, 2014, to one of the largest winners for all of 2014. Unfortunately, because of Yahoo!’s equity investment in Alibaba, it fell in tandem with Alibaba when that company’s operating results disappointed the investment community, and then fell further still when Chinese stocks began their rapid bear market descent. In addition, Yahoo! investors were alarmed by comments made from an IRS official that the company’s plan to spin out its Alibaba shares tax free to Yahoo! shareholders during the fourth quarter of 2015 might not be allowed.

The current situation in Yahoo! reminds us of Sesame Street’s Big Bird sighting Mr. Snuffleupagus: although Big Bird sees Mr. Snuffleupagus and knows he is real, nobody else believes that he exists. At June 30, 2015, Yahoo!’s investment on a pretax basis in Alibaba equaled approximately $33 per Yahoo! share. Yahoo!’s stock price at that time was roughly $39, but cash per share net of debt represented $6. Thus, the entire pretax amount of Yahoo!’s investment in Alibaba was reflected in Yahoo!’s current share price assigning no value to Yahoo!’s stake in Yahoo Japan (roughly $8 per share in pretax value) and its own core business that still generates $300 million in cash from operations annually. Should the IRS disallow the contemplated transaction we believe Yahoo! management still has a number options it can explore to distribute the Alibaba shares as well as the Yahoo! Japan shares in a tax efficient manner. However, even when applying full tax rates to both stakes Yahoo!’s core business is trading at a low valuation, limiting downside in our opinion.

With the fall in Yahoo!’s stock price during the period we increased its weighting to just under 8% and it is currently the Fund’s largest investment. While we find the long-term prospects for Alibaba quite attractive, given its higher valuation we felt the better risk/reward opportunity resided in the core Yahoo! business and the potential arbitrage profit from the anticipated spinout of Alibaba shares. Therefore, during the reported period we shorted Alibaba’s stock to focus most of the potential appreciation on those two factors.

Like Big Bird we know it can be frustrating finding something we believe to be genuine, only to have the rest of the world disbelieve. However, 14 years after his debut Mr. Snuffleupagus was finally revealed to the rest of the Sesame Street cast, validating Big Bird’s long held conviction.

We believe once the Alibaba spin off occurs, either in its currently contemplated form or some other manner in the more distant future (although we suspect sooner than 14 years) Yahoo! shareholders will be similarly validated with the potential for significant appreciation.

Qualcomm is a relatively new position for the Fund and over the past year the company has disappointed investors as customers such as Samsung have vertically integrated, using fewer of the company’s high-end mobile chipsets. In addition, Apple’s iPhone, which already manufactured most of its components internally (although still purchases some technology from Qualcomm) has gained significant market share against its competitors who are also Qualcomm customers. Finally, while Qualcomm’s prodigious patent portfolio is in many respects an enviable manifestation of a de facto monopoly, it too has been challenged over the past year as the Chinese government, citing anti-competitive practices, sought to fight the company on its licensing activity and consequent royalty payments expected from Chinese cell phone manufacturers. Although Qualcomm and the Chinese government settled this dispute in February of this year it remains difficult for the company to enforce licensed patent payments in China and in addition, the entire episode has invited other countries to employ similar tactics.

Given the fall in Qualcomm’s stock price we find the investment case intriguing based on our research. At the time of this letter Qualcomm reported another disappointing profit forecast but also announced a plan to reduce operating expenses by over $1 billion, cut stock-based compensation by $300 million, and agreed to three new board members selected in conjunction with activist shareholder Jana Partners. Trading at 13 times a depressed earnings per share estimate of $4.60 for fiscal September 30, 2015 we believe the valuation reflects very little possibility for future products or services that could restart growth over the next several years. Specifically, we believe there may be a substantial opportunity for Qualcomm’s new LTE Direct technology that allows devices to communicate directly (bypassing cell towers) over the same licensed carrier spectrum used today with far greater range (500 meters) than previous wireless technologies. Deutsche Telecom has already run a pilot program in Europe earlier this year and internet companies such as Facebook have expressed their interest in using LTE Direct as well.

While we unearthed a wealth of information about the potential prospects of LTE Direct in our diligence, curiously we found very little discussion regarding this promising technology from Wall Street analysts and fellow investment managers. In our opinion, LTE Direct represents a free call option: if ultimately successful it has the potential to reaccelerate Qualcomm’s growth and thus increase its market value. If it ultimately fails it should not impair the current valuation given we do not believe we are paying anything for it in today’s stock price. We often look for such free call options, particularly when the existing business is selling for a discount, as historically such asymmetric risk/return opportunities have proven to be worthwhile investments.

We sold out of our position in Twenty-First Century Fox at a loss for the year-to-date, six-month period, but at a realized gain from our purchase price first initiated in January 2014. We have become increasingly concerned with the media industry’s weaker advertising revenue, primarily in broadcast television, as new content delivery methods such as streaming to home and mobile- devices rapidly proliferate via the internet. We believe this secular shift will create opportunities as well as challenges and while Twenty-First Century Fox has the ability to capitalize upon this trend, we believe that other media companies such as Walt Disney are better positioned competitively. With the market’s volatility we were afforded the chance to swap our investment in Fox for Disney at a reasonable valuation and intend to increase our Disney position opportunistically over time.

Cash at June 30, 2015 stood at 13.0% of Fund assets, up from 7.5% at December 31, 2014. We stated in the Fund’s 2014 Annual Report that the cash balance at that time reflected our deferral of selling certain investments (most notably PetSmart which was acquired by a private equity group) in order to carry the taxable gain into the current calendar year. Having realized almost all of the Fund’s losses in 2014 we reasoned 2015 would give us a better chance to offset these gains given unwelcomed but inevitable losses likely to occur during the year. As a result, the higher cash weighting reflects the disposition of these securities as well as our continued patience in waiting for the right opportunities.

Closing
We continue to manage the Fund with the caution and care your capital deserves. As stated before, our caution stems from the belief that promising investments are difficult to find in an environment where risk is generally underpriced. Invariably, the pendulum will swing the other way although market cycles are never beholden to a specific cadence. As such, we remain focused on researching investments and believe our efforts should lead to competitive, risk- adjusted returns over time. We have again added to our personal investments in the Fund and remain the two largest individual shareholders. As always, we greatly appreciate your investment and trust.

Sincerely,

              Greg Jackson                                      John Park

IMPORTANT INFORMATION

An investment in the Oakseed Opportunity Fund is subject to risks, including possible loss of principal. The Fund risks include, but are not limited to: equity securities risk, exchange traded funds risk, management risk, market risk, preferred stock risk, value-oriented investment strategy risk, warrant risk and industry concentration risk. Foreign investment risk, where the prices of foreign securities may be more volatile than the securities of U.S. companies, includes economic social conditions, political developments and the regulatory environment, plus be more sensitive to changes in interest or exchange rates. Small & mid-cap company risk exists; the securities of such companies may be subject to more abrupt or erratic market movements than larger companies. Options risk, when the Fund’s options positions may fluctuate to a greater degree than the securities they track, and there is the risk when selling put options that the value of underlying security could decrease and the put could be exercised, obligating the seller of the put to buy the security at a higher price than the prevailing market price. A full description of Fund risks is in the prospectus.

The S&P 500 Index is a market-value weighted index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. One cannot invest directly in an index.

Short-term performance, in particular, is not a good indication of the Fund’s future performance, and an investment should not be made based solely on returns. Because of ongoing market volatility, Fund performance may be subject to substantial short-term changes.

The views were those of the Co-Portfolio Fund Managers as of June 30, 2015, and may not reflect their views on the date this material is first published or anytime thereafter. These views are intended to assist the shareholders of the Fund in understanding their investments in the Fund and do not constitute investment advice. This material may contain discussions about investments that may or may not be held by the Fund as of the date of this material. All current and future holdings are subject to risk and to change.

Oakseed Opportunity Fund
SCHEDULE OF INVESTMENTS
As of June 30, 2015 (Unaudited)

Number of Shares		Value

	COMMON STOCKS – 79.2%
	APPLICATIONS SOFTWARE – 2.2%
30,000	Intuit, Inc.	$3,023,100

	AUDIO/VIDEO PRODUCTS – 1.2%
57,000	Sony Corp. - ADR* 1	1,618,230

	COMMERCIAL SERVICES – 1.6%
70,000	ARAMARK Holdings Corp.	2,167,900

	COMMERCIAL SERVICES-FINANCE – 1.4%
20,000	MasterCard, Inc. - Class A	1,869,600

	COMPUTER SERVICES – 2.5%
21,000	International Business Machines Corp.	3,415,860

	COMPUTERS – 3.7%
39,550	Apple, Inc.[3]	4,960,559

	DISTRIBUTION/WHOLESALE – 2.0%
11,500	W.W. Grainger, Inc.	2,721,475

	DIVERSIFIED FINANCIAL SERVICES – 2.9%
235,000	Bank of America Corp.	3,999,700

	E-COMMERCE/PRODUCTS – 7.9%
133,000	eBay, Inc.*	8,011,920
110,000	Lands' End, Inc.*	2,731,300
		10,743,220

	ENGINEERING/R & D SERVICE – 1.8%
60,000	Jacobs Engineering Group, Inc.*	2,437,200

	ENTERTAINMENT SOFTWARE – 1.3%
71,000	Activision Blizzard, Inc.	1,718,910

	FINANCE-CREDIT CARD – 2.5%
44,000	American Express Co.	3,419,680

	FOOD & BEVERAGE – 1.4%
20,000	PepsiCo, Inc.	1,866,800

	INVESTMENT COMPANIES – 3.5%
90,000	Oaktree Capital Group LLC	4,786,200

	LIFE/HEALTH INSURANCE – 2.6%
56,000	Aflac, Inc.	3,483,200

	MEDICAL-BIOMEDICAL/GENERICS – 4.1%
47,810	Gilead Sciences, Inc.	5,597,595

	MEDICAL-GENERIC DRUGS – 1.9%
44,000	Teva Pharmaceutical Industries Ltd. - ADR[1]	2,600,400

	MULTI-LINE INSURANCE – 4.2%
93,000	American International Group, Inc.	5,749,260

	MULTIMEDIA – 1.3%
15,000	Walt Disney Co.	1,712,100

Oakseed Opportunity Fund
SCHEDULE OF INVESTMENTS - Continued
As of June 30, 2015 (Unaudited)

Number of Shares		Value

	COMMON STOCKS (Continued)
	OIL-FIELD SERVICES – 3.3%
105,000	Halliburton Co.	$4,522,350

	PIPELINES – 3.2%
145,000	Enterprise Products Partners LP	4,334,050

	PUBLISHING-PERIODICALS – 2.2%
67,500	Nielsen N.V.[1]	3,021,975

	RETAIL-DISCOUNT – 2.7%
27,000	Costco Wholesale Corp.	3,646,620

	RETAIL-JEWELRY – 2.8%
41,500	Tiffany & Co.	3,809,700

	SEMICON COMPONENTS-INTEGRATED CIRCUITS – 3.9%
85,000	QUALCOMM, Inc.	5,323,550

	VETERINARY DIAGNOSTICS – 0.3%
57,000	Kindred Biosciences, Inc.*	388,740

	WEB PORTALS/ISP – 10.8%
7,821	Google, Inc. - Class A*	4,070,908
269,000	Yahoo!, Inc.*	10,569,010
		14,639,918

	TOTAL COMMON STOCKS (Cost $96,645,785)	107,577,892

	EXCHANGE-TRADED FUNDS – 6.4%
77,000	ProShares Short Russell 2000*	4,465,230
200,000	ProShares Short S&P500*	4,268,000
	TOTAL EXCHANGE-TRADED FUNDS (Cost $9,072,460)	8,733,230

	REAL ESTATE INVESTMENT TRUSTS – 5.0%
	REITS-WAREHOUSE/INDUSTRIES – 5.0%
850,000	Chambers Street Properties	6,757,500
	TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $6,605,513)	6,757,500

Principal Amount

	SHORT-TERM INVESTMENTS – 10.0%
$13,573,302	UMB Money Market Fiduciary, 0.01%[2,3]	13,573,302
	TOTAL SHORT-TERM INVESTMENTS (Cost $13,573,302)	13,573,302

	TOTAL INVESTMENTS – 100.6% (Cost $125,897,060)	136,641,924

Oakseed Opportunity Fund
SCHEDULE OF INVESTMENTS - Continued
As of June 30, 2015 (Unaudited)

		Value
	Liabilities in excess of other assets – (0.6)%	$(812,736)
	TOTAL NET ASSETS – 100.0%	$135,829,188

Number of Shares

	SECURITIES SOLD SHORT – (3.6)%
	COMMON STOCKS – (3.6)%

	E-COMMERCE/PRODUCTS – (3.6)%
(60,000)	Alibaba Group Holding Ltd. - ADR* 1	(4,936,200)
	TOTAL COMMON STOCKS (Proceeds $5,312,763)	(4,936,200)
	TOTAL SECURITIES SOLD SHORT (Proceeds $5,312,763)	$(4,936,200)

ADR – American Depository Receipt
LP – Limited Partnership

*	Non-income producing security.
[1]	Foreign security denominated in U.S. Dollars.
[2]	The rate is the annualized seven-day yield at period end.
[3]	All or a portion of this security is segregated as collateral for securities sold short.

See accompanying Notes to Financial Statements.

Oakseed Opportunity Fund
SUMMARY OF INVESTMENTS
As of June 30, 2015 (Unaudited)

Security Type/Industry	Percent of Total Net Assets
Common Stocks
Web Portals/ISP	10.8%
E-Commerce/Products	7.9%
Multi-line Insurance	4.2%
Medical-Biomedical/Generics	4.1%
Semicon Components-Integrated Circuits	3.9%
Computers	3.7%
Investment Companies	3.5%
Oil-Field Services	3.3%
Pipelines	3.2%
Diversified Financial Services	2.9%
Retail-Jewelry	2.8%
Retail-Discount	2.7%
Life/Health Insurance	2.6%
Computer Services	2.5%
Finance-Credit Card	2.5%
Applications Software	2.2%
Publishing-Periodicals	2.2%
Distribution/Wholesale	2.0%
Medical-Generic Drugs	1.9%
Engineering/R & D Service	1.8%
Commercial Services	1.6%
Commercial Services-Finance	1.4%
Food & Beverage	1.4%
Entertainment Software	1.3%
Multimedia	1.3%
Audio/Video Products	1.2%
Veterinary Diagnostics	0.3%
Total Common Stocks	79.2%
Exchange-Traded Funds	6.4%
Real Estate Investment Trusts	5.0%
Short-Term Investments	10.0%
Total Investments	100.6%
Liabilities in excess of other assets	(0.6)%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

Oakseed Opportunity Fund
STATEMENT OF ASSETS AND LIABILITIES
As of June 30, 2015 (Unaudited)

Assets:
Investments, at value (cost $125,897,060)	$136,641,924
Cash deposited with broker	5,453,415
Receivables:
Fund shares sold	59,079
Dividends and interest	65,299
Prepaid expenses	24,588
Total assets	142,244,305

Liabilities:
Securities sold short, at value (proceeds $5,312,763)	4,936,200
Payables:
Investment securities purchased	1,257,540
Fund shares redeemed	23,468
Advisory fees	90,190
Distribution fees (Note 6)	4,462
Fund administration fees	27,622
Fund accounting fees	23,186
Transfer agent fees and expenses	12,727
Auditing fees	10,480
Custody fees	5,126
Legal fees	4,992
Chief Compliance Officer fees	4,196
Trustees' fees and expenses	623
Accrued other expenses	14,305
Total liabilities	6,415,117

Net Assets	$135,829,188

Components of Net Assets:
Paid-in capital (par value of $0.01 per share with an unlimited number of shares authorized)	$114,870,896
Accumulated net investment income	328,674
Accumulated net realized gain on investments, securities sold short and
written options contracts	9,508,191
Net unrealized appreciation on:
Investments	10,744,864
Securities sold short	376,563
Net Assets	$135,829,188

Maximum Offering Price per Share:
Investor Class Shares:
Net assets applicable to shares outstanding	$21,029,934
Shares of benficial interest issued and outstanding	1,587,665
Redemption price	$13.25

Institutional Class Shares:
Net assets applicable to shares outstanding	$114,799,254
Shares of benficial interest issued and outstanding	8,623,247
Redemption price	$13.31

See accompanying Notes to Financial Statements.

Oakseed Opportunity Fund
STATEMENT OF OPERATIONS
For the Six Months Ended June 30, 2015 (Unaudited)

Investment Income:
Dividends (net of foreign withholding taxes of $17,250)	$1,144,775
Interest	740
Total investment income	1,145,515

Expenses:
Advisory fees	646,418
Fund administration fees	88,013
Fund accounting fees	41,274
Distribution fees (Note 6)	28,598
Transfer agent fees and expenses	26,650
Registration fees	16,793
Custody fees	12,285
Legal fees	12,165
Miscellaneous	11,157
Auditing fees	10,471
Chief Compliance Officer fees	9,374
Shareholder reporting fees	8,578
Trustees' fees and expenses	3,380
Excise tax	2,937
Interest expense	2,792
Insurance fees	596
Total expenses	921,481
Advisory fees waived	(104,640)
Net expenses	816,841
Net investment income	328,674

Realized and Unrealized Gain on Investments and Securities Sold Short:
Net realized gain (loss) on:
Investments	9,770,606
Securities sold short	(62,702)
Net realized gain	9,707,904
Net change in unrealized appreciation/depreciation on:
Investments	(9,032,328)
Securities sold short	376,563
Net change in unrealized appreciation/depreciation	(8,655,765)
Net realized and unrealized gain on investments
and securities sold short	1,052,139

Net Increase in Net Assets from Operations	$1,380,813

See accompanying Notes to Financial Statements.

Oakseed Opportunity Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the Six Months Ended June 30, 2015 (Unaudited)
		For the
		Year Ended
		December 31, 2014
Increase (Decrease) in Net Assets from:
Operations:
Net investment income	$328,674	$405,601
Net realized gain on investments and securities sold short	9,707,904	4,281,673
Net change in unrealized appreciation/depreciation on investments
and securities sold short	(8,655,765)	8,540,446
Net increase in net assets resulting from operations	1,380,813	13,227,720

Distributions to Shareholders:
From net investment income:
Institutional Class	-	(57,786)
From net realized gain:
Investor Class	-	(957,387)
Institutional Class	-	(4,329,844)
Total distributions to shareholders	-	(5,345,017)

Capital Transactions:
Net proceeds from shares sold:
Investor Class	3,309,317	9,941,464
Institutional Class	7,231,315	35,747,813
Reinvestment of distributions:
Investor Class	-	921,814
Institutional Class	-	4,207,438
Cost of shares redeemed:
Investor Class	(6,894,036)	(22,794,954)
Institutional Class	(5,388,397)	(11,100,168)
Net increase (decrease) in net assets from capital transactions	(1,741,801)	16,923,407

Total increase (decrease) in net assets	(360,988)	24,806,110

Net Assets:
Beginning of period	136,190,176	111,384,066
End of period	$135,829,188	$136,190,176

Accumulated net investment income	$328,674	$-

Capital Share Transactions:
Shares sold:
Investor Class	249,751	790,532
Institutional Class	544,182	2,858,033
Shares reinvested:
Investor Class	-	70,367
Institutional Class	-	319,957
Shares redeemed:
Investor Class	(518,067)	(1,826,938)
Institutional Class	(404,224)	(868,842)
Net increase (decrease) in capital share transactions	(128,358)	1,343,109

See accompanying Notes to Financial Statements.

Oakseed Opportunity Fund
FINANCIAL HIGHLIGHTS
Investor Class

Per share operating performance.
For a capital share outstanding throughout each period.
	For the Six Months Ended June 30, 2015 (Unaudited)
			For the Year Ended December 31, 2014	For the Year Ended December 31, 2013	For the Period Ended December 31, 2012*

Net asset value, beginning of period	$13.13		$12.37	$10.00	$10.00
Income from Investment Operations:
Net investment income[1]	0.01		0.02	0.07	-
Net realized and unrealized gain	0.11		1.27	2.38	-
Total from investment operations	0.12		1.29	2.45	-

Less Distributions:
From net investment income	-		-	(0.03)	-
From net realized gain	-		(0.53)	(0.05)	-
Total distributions	-		(0.53)	(0.08)	-

Net asset value, end of period	$13.25		$13.13	$12.37	$10.00

Total return[2]	0.91%	[3]	10.41%	24.47%	-

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$21,030		$24,371	$34,902	$20

Ratio of expenses to average net assets (including interest expense and excise tax):
Before fees waived and expenses absorbed	1.56%	[4]	1.53%	1.77%	-
After fees waived and expenses absorbed	1.41%	[4]	1.40%	1.41%	-
Ratio of net investment income (loss) to average net assets (including interest expense and excise tax):
Before fees waived and expenses absorbed	0.12%	[4]	(0.01)%	0.19%
After fees waived and expenses absorbed	0.27%	[4]	0.12%	0.55%	-

Portfolio turnover rate	47%	[3]	123%	71%	-

*	The Fund commenced operations on December 31, 2012.
[1]	Based on average shares outstanding for the period.
[2]	Total returns would have been lower had expenses not been waived or absorbed by the Advisor. Returns shown include Rule 12b-1 fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
[3]	Not annualized.
[4]	Annualized.

See accompanying Notes to Financial Statements.

Oakseed Opportunity Fund
FINANCIAL HIGHLIGHTS
Institutional Class

Per share operating performance.
For a capital share outstanding throughout each period.
	For the Six Months Ended June 30, 2015 (Unaudited)		For the Year Ended December 31, 2014	For the Year Ended December 31, 2013
					For the Period Ended
					December 31, 2012*
Net asset value, beginning of period	$13.18		$12.39	$10.00	$10.00
Income from Investment Operations:
Net investment income[1]	0.04		0.05	0.09	-
Net realized and unrealized gain	0.09		1.28	2.40	-
Total from investment operations	0.13		1.33	2.49	-

Less Distributions:
From net investment income	-		(0.01)	(0.05)	-
From net realized gain	-		(0.53)	(0.05)	-
Total distributions	-		(0.54)	(0.10)	-

Net asset value, end of period	$13.31		$13.18	$12.39	$10.00

Total return[2]	0.99%	[3]	10.69%	24.86%	-

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$114,799		$111,819	$76,482	$2,980

Ratio of expenses to average net assets (including interest expense and excise tax):
Before fees waived and expenses absorbed	1.31%	[4]	1.28%	1.52%	-
After fees waived and expenses absorbed	1.16%	[4]	1.15%	1.16%	-
Ratio of net investment income to average net assets (including interest expense and excise tax):
Before fees waived and expenses absorbed	0.37%	[4]	0.24%	0.44%	-
After fees waived and expenses absorbed	0.52%	[4]	0.37%	0.80%	-

Portfolio turnover rate	47%	[3]	123%	71%	-

*	The Fund commenced operations on December 31, 2012.
[1]	Based on average shares outstanding for the period.
[2]	Total returns would have been lower had expenses not been waived or absorbed by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
[3]	Not annualized.
[4]	Annualized.

See accompanying Notes to Financial Statements.

Oakseed Opportunity Fund
NOTES TO FINANCIAL STATEMENTS
June 30, 2015 (Unaudited)

Note 1 – Organization
Oakseed Opportunity Fund (the ‘‘Fund’’) was organized as a diversified series of Investment Managers Series Trust, a Delaware statutory trust (the “Trust”) which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund seeks to achieve long-term capital appreciation. The Fund commenced investment operations on December 31, 2012, with two classes of shares, Investor Class and Institutional Class.

The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights as to voting, redemptions, dividends and liquidation, subject to the approval of the Trustees. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments are allocated to each class of shares in proportion to their relative shares outstanding. Shareholders of a class that bears distribution and service expenses under the terms of a distribution plan have exclusive voting rights to that distribution plan.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies.”

Note 2 – Accounting Policies
The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

(a) Valuation of Investments
The Fund values equity securities at the last reported sale price on the principal exchange or in the principal over the counter (“OTC”) market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if there are no sales, at the mean between the last available bid and asked prices on that day. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”). Debt securities are valued at the mean between the last available bid and asked prices for such securities, or if such prices are not available, at prices for securities of comparable maturity, quality and type. All other types of securities, including restricted securities and securities for which market quotations are not readily available, are valued at fair value as determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value.

A Fund’s assets are valued at their fair market value. If a market quotation is not readily available for a portfolio security, the security will be valued at fair value (the amount which the Fund might reasonably expect to receive for the security upon its current sale) as determined in good faith by the Fund’s advisor, subject to review and approval by the Valuation Committee, pursuant to procedures adopted by the Board of Trustees. The actions of the Valuation Committee are subsequently reviewed by the Board at its next regularly scheduled board meeting. The Valuation Committee meets as needed. The Valuation Committee is comprised of all the Trustees, but action may be taken by any one of the Trustees.

(b) Options
The Fund may write or purchase options contracts primarily to enhance the Fund’s returns or reduce volatility. In addition, the Fund may utilize options in an attempt to generate gains from option premiums or to reduce overall portfolio risk. When the Fund writes or purchases an option, an amount equal to the premium received or paid by the Fund is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on affecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Fund has realized a gain or a loss on investment transactions. The Fund, as a writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option. The Fund, as a purchaser of an option, bears the risk that the counterparties to the option may not have the ability to meet the terms of the option contracts.

Oakseed Opportunity Fund
NOTES TO FINANCIAL STATEMENTS - Continued
June 30, 2015 (Unaudited)

(c) Short Sales
Short sales are transactions under which the Fund sells a security it does not own in anticipation of a decline in the value of that security. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing the security at market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. When a security is sold short a decrease in the value of the security will be recognized as a gain and an increase in the value of the security will be recognized as a loss, which is potentially limitless. Until the security is replaced, the Fund is required to pay the lender amounts equal to dividend or interest that accrue during the period of the loan which is recorded as an expense. To borrow the security, the Fund also may be required to pay a premium or an interest fee, which are recorded as interest expense. Cash or securities are segregated for the broker to meet the necessary margin requirements. The Fund is subject to the risk that it may not always be able to close out a short position at a particular time or at an acceptable price.

(d) Investment Transactions, Investment Income and Expenses
Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Withholding taxes on foreign dividends are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country’s tax rules and rates and are disclosed in the Statement of Operations. Withholding tax reclaims are filed in certain countries to recover a portion of the amounts previously withheld. The Fund records a reclaim receivable based on a number of factors, including a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention. Discounts or premiums on debt securities are accreted or amortized to interest income over the lives of the respective securities using the effective interest method. Expenses incurred by the Trust with respect to more than one fund are allocated in proportion to the net assets of each fund except where allocation of direct expenses to each Fund or an alternative allocation method can be more appropriately made.

(e) Federal Income Taxes
The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized gains to its shareholders. Therefore, no provision is made for federal income or excise taxes. Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Fund.

Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

Oakseed Opportunity Fund
NOTES TO FINANCIAL STATEMENTS - Continued
June 30, 2015 (Unaudited)

The Income Tax Statement requires management of the Fund to analyze tax positions taken in the prior three open tax years, if any, and tax positions expected to be taken in the Fund’s current tax year, as defined by the IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. For the six months ended June 30, 2015, the Fund did not have a liability for any unrecognized tax benefits. The Fund has no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(f) Distributions to Shareholders
The Fund will make distributions of net investment income and capital gains, if any, at least annually. Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income expense and gain (loss) items for financial statement and tax purposes.

Note 3 – Investment Advisory and Other Agreements
The Trust, on behalf of the Fund, entered into an Investment Advisory Agreement (the “Agreement”) with Jackson Park Capital, LLC (the “Advisor”). Under the terms of the Agreement, the Fund pays a monthly investment advisory fee to the Advisor at the annual rate of 0.95% of the Fund’s average daily net assets up to $1 billion and 0.85% of the Fund’s average daily net assets in excess of $1 billion. The Fund’s Advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with Form N-1A), expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 1.40% and 1.15% of the Fund’s average daily net assets for Investor Class Shares and Institutional Class Shares, respectively. This agreement is in effect until April 30, 2016, and it may be terminated by that due date only by the Trust’s Board of Trustees.

For the six months ended June 30, 2015, the Advisor waived $104,640 of its advisory fees. The Advisor may recover from the Fund fees and/or expenses previously waived and/or absorbed, if the Fund’s expense ratio, including the recovered expenses falls below the expense limit at which they were waived. The Advisor is permitted to seek reimbursement from the Fund for a period of three fiscal years following the fiscal year in which such reimbursements occurred. At June 30, 2015, the amount of these potentially recoverable expenses was $475,667. The Advisor may recapture all or a portion of this amount no later than December 31 of the years stated below:

2016	201,425
2017	169,602
2018	104,640

Oakseed Opportunity Fund
NOTES TO FINANCIAL STATEMENTS - Continued
June 30, 2015 (Unaudited)

IMST Distributors, LLC serves as the Fund’s distributor; UMB Fund Services, Inc. (“UMBFS”) serves as the Fund’s fund accountant, transfer agent and co-administrator; and Mutual Fund Administration, LLC (“MFAC”) serves as the Fund’s other co-administrator. UMB Bank, n.a., an affiliate of UMBFS, serves as the Fund’s custodian.

Certain trustees and officers of the Trust are employees of UMBFS or MFAC. The Fund does not compensate trustees and officers affiliated with the Fund’s co-administrators. For the six months ended June 30, 2015, the Fund’s allocated fees incurred for Trustees who are not affiliated with the Fund’s co-administrators are reported on the Statement of Operations.

Effective October 1, 2014, Dziura Compliance Consulting, LLC provides Chief Compliance Officer (“CCO”) services to the Trust. Prior to October 2014, Cipperman & Co. provided Chief Compliance Officer (“CCO”) services to the Trust. The Fund’s allocated fees incurred for CCO services for the six months ended June 30, 2015, are reported on the Statement of Operations.

Note 4 – Federal Income Taxes
At June 30, 2015, gross unrealized appreciation and depreciation on investments based on cost for federal income tax purposes were as follows:

Cost of investments	$126,821,865

Gross unrealized appreciation	$13,280,769
Gross unrealized depreciation	(3,460,710)

Net unrealized appreciation on investments	$9,820,059

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

As of December 31, 2014, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income	$79,264
Undistributed long-term capital gains	326,237
Tax accumulated earnings	405,501

Accumulated capital and other losses	-
Net unrealized appreciation on investments	19,171,978
Total accumulated earnings	$19,577,479

The tax character of distributions paid during the fiscal years ended December 31, 2014 and December 31, 2013 were as follows:

Distribution paid from:	2014	2013
Ordinary income	$528,309	$673,730
Long-term capital gains	4,816,708	-
Total distributions paid	$5,345,017	$673,730

Oakseed Opportunity Fund
NOTES TO FINANCIAL STATEMENTS - Continued
June 30, 2015 (Unaudited)

Note 5 – Investment Transactions
For the six months ended June 30, 2015, purchases and sales of investments, excluding short-term investments, were $54,246,379 and $57,386,964, respectively. Proceeds from securities sold short and cover short securities, were $5,868,777 and $618,716, respectively.

Note 6 – Distribution Plan
The Trust, on behalf of the Fund, has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act that allows the Fund to pay distribution fees for the sale and distribution of its shares. With respect to Investor Class, the Plan provides for the payment of distribution fees at the annual rate of up to 0.25% of average daily net assets. The Institutional Class does not pay any distribution fees.

For the six months ended June 30, 2015, distribution fees incurred are disclosed on the Statement of Operations.

Note 7 – Indemnifications
In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

Note 8 – Fair Value Measurements and Disclosure
Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or a liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement.

Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of the Fund’s investments. These inputs are summarized into three broad Levels as described below:

•	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

•	Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

•	Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

Oakseed Opportunity Fund
NOTES TO FINANCIAL STATEMENTS - Continued
June 30, 2015 (Unaudited)

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used, as of June 30, 2015, in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2**	Level 3**	Total
Assets
Investments
Common Stocks*	$107,577,892	$-	$-	$107,577,892
Exchange Traded Funds	8,733,230	-	-	8,733,230
Real Estate Investment Trusts	6,757,500	-	-	6,757,500
Short-Term Investments	13,573,302	-	-	13,573,302
Total Assets	$136,641,924	$-	$-	$136,641,924

Liabilities
Securities Sold Short
Common Stocks*	$4,936,200	$-	$-	$4,936,200
Total Liabilities	$4,936,200	$-	$-	$4,936,200

*	All common stocks held in the Fund are Level 1 securities. For a detailed break-out of common stocks by major industry classification, please refer to the Schedule of Investments.
**	The Fund did not hold any Level 2 or Level 3 securities at period end.

Transfers are recognized at the end of the reporting period.

Note 9 – Derivatives and Hedging Disclosures
Derivatives and Hedging requires enhanced disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effects on the Fund’s financial position, performance and cash flows. The Fund did not hold any securities requiring disclosure.

Note 10 - Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures
Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures require an entity to modify accounting for repurchase-to-maturity transactions and repurchase financing arrangements, as well as modify required disclosures for repurchase agreements, securities lending transactions, and repurchase-to-maturity transactions that are accounted for as secured borrowings. Management has evaluated the impact on the financial statement disclosures and determined that there is no effect.

Note 11 – Events Subsequent to the Fiscal Period End
The Fund has adopted financial reporting rules regarding subsequent events which require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. Management has evaluated the Fund’s related events and transactions that occurred through the date of issuance of the Fund’s financial statements. There were no events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Fund’s financial statements.

Oakseed Opportunity Fund
EXPENSE EXAMPLE
For the Six Months Ended June 30, 2015 (Unaudited)

Expense Example
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Investor Class only); and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2015 to June 30, 2015.

Actual Expenses
The information in the row titled “Actual Performance” of the table below provides actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information in the row titled “Hypothetical (5% annual return before expenses)” of the table below provides hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (load) or contingent deferred sales charges. Therefore, the information in the row titled “Hypothetical (5% annual return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning Account Value	Ending Account Value	Expenses Paid During Period*
		1/1/15	6/30/15	1/1/15 – 6/30/15
Investor Class	Actual Performance	$1,000.00	$1,009.10	$7.02
	Hypothetical (5% annual return before expenses)	1,000.00	1,017.81	7.05
Institutional Class	Actual Performance	1,000.00	1,009.90	5.77
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.05	5.80

*	Expenses are equal to the Fund’s annualized expense ratio of 1.41% and 1.16% for Investor Class and Institutional Class, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the six month period). The expense ratios reflect an expense waiver. Assumes all dividends and distributions were reinvested.

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Oakseed Opportunity Fund
a series of Investment Managers Series Trust

Investment Advisor
Jackson Park Capital, LLC
175 West Canyon Crest Road, Suite 202
Alpine, Utah 84004

Custodian
UMB Bank, n.a.
928 Grand Boulevard, 5th Floor
Kansas City, Missouri 64106

 Fund Co-Administrator
Mutual Fund Administration, LLC
2220 E. Route 66, Suite 226
Glendora, California 91740

Fund Co-Administrator, Transfer Agent and Fund Accountant
UMB Fund Services, Inc.
235 W. Galena Street
Milwaukee, Wisconsin 53212

Distributor
IMST Distributors, LLC
Three Canal Plaza, Suite 100
Portland, Maine 04101
www.foreside.com

FUND INFORMATION

	TICKER	CUSIP
Oakseed Opportunity Fund-Investor Class	SEEDX	46141P 107
Oakseed Opportunity Fund-Institutional Class	SEDEX	46141P 206

Privacy Principles of the Oakseed Opportunity Fund for Shareholders
The Fund is committed to maintaining the privacy of its shareholders and to safeguarding its non-public personal information.  The following information is provided to help you understand what personal information the Fund collects, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund.  The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

This report is sent to shareholders of the Oakseed Opportunity Fund for their information.  It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Proxy Voting Policies and Procedures
A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (888) 446-4460, or on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Proxy Voting Record
Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling (888) 446-4460, or by accessing the Fund’s Form N-PX on the SEC’s website at www.sec.gov.

Form N-Q Disclosure
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Form N-Q is available on the SEC website at  www.sec.gov or by calling the Fund at (888) 446-4460.  The Fund’s Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC.  Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Oakseed Opportunity Fund
P.O. Box 2175
Milwaukee, WI 53201
Toll Free:  (888) 446-4460

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not Applicable.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Investment Managers Series Trust

By (Signature and Title)	/s/ Maureen Quill
Maureen Quill, President

Date	9/4/2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Maureen Quill
Maureen Quill, President

Date	9/4/2015

By (Signature and Title)	/s/ Rita Dam
Rita Dam, Treasurer

Date	9/4/2015